Newpark Resources Presentation

March 2014

NEWPARK

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2013, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, operating hazards inherent in the oil and natural gas industry, our international operations, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as as through our website.

NEWPARK

Company Overview

2013 Revenue - $1.042 billion


11%
89%

Fluids Systems

Mats and Integrated Services

2013 Segment Operating Income - $122 million


40%
60%

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific
- **Environmental Services business reported as discontinued operations following February 2014 sale agreement (excluded from results)**

NEWPARK

Global Presence


2013 Revenue by Region
Canada
EMEA
Latin America
APAC
U.S.
5%
14%
10%
3%
68%

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**
- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - New worldwide technology center opened in June 2013
- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior well-site surface and environmental protection
  - Field testing continues of Linerless Spill Containment System (patent pending)





NEWPARK

Strategic Drivers – International Expansion

- **International expansion is a key element of our strategy**
  - Stability of revenue
  - Longer term contracts
  - Mostly IOC's and NOC's
    - Fewer Competitors
  - Recent Contract Awards expected to start 2014:
    - Total, multi-year deepwater Brazil contract
    - Kuwait Oil Company, multi-year contract
    - Black Sea deepwater contract with a Super Major
    - Cairn, multiyear contract in India



$300
$250
$200
$150
$100
$50
$0
Revenues ($ millions)
24% CAGR
$62
$88
$140
$143
$175
$216
$251
$277
2006
2007
2008
2009
2010
2011
2012
2013

NEWPARK

Strategic Drivers - Customer Support


ENERGYPOINT RESEARCH INC
Rated 1st in Drilling Fluids Services OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Drilling-related Services OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Fluids, Chemicals & Proppants OILFIELD PRODUCTS
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st for Horizontal & Directional OILFIELD PRODUCTS
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st for HPHT Applications OILFIELD PRODUCTS
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in HSE OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st by Independents OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Interior Texas & Mid-Continent OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Job Quality OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st for Onshore Applications OILFIELD PRODUCTS
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Onshore Applications OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Onshore Gulf Coast OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Shale-oriented Applications OILFIELD PRODUCTS
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in Total Satisfaction OILFIELD SERVICES
Customer Satisfaction 2012
ENERGYPOINT RESEARCH INC
Rated 1st in U.S. & Canada OILFIELD SERVICES
Customer Satisfaction 2012

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized with 15 category wins in 2012 by EnergyPoint Research, an independent customer service survey company**
- **In 2013, Newpark again achieved an overall first-place rating for Total Satisfaction in Oilfield Services, as well as 12 other top honors**

NEWPARK

Fluids Systems – Market Share

2012 Worldwide Drilling and Completions Fluids Market

$11 billion market size


Newpark Resources 8.2%
Baker Hughes 10.4%
Halliburton Corp. 23.9%
Schlumberger 35.6%
Others 21.9%

Worldwide Fluids Market Share 2003 - 2012


10%
8%
6%
4%
2%
0%
5.9%
6.0%
7.5%
7.4%
7.0%
8.0%
5.8%
7.5%
8.5%
8.2%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Spears & Associates - Oilfield Market Report, September 2013

- **8% share of <u>combined</u> drilling and completion fluids market; significantly higher share in drilling fluids market**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains primarily with NOC's, IOC's and large independents**
- **Expanding deepwater presence**

NEWPARK

Fluids Systems – North America


North American Revenues
Revenues ($ millions)
700
600
500
400
300
200
100
0
$268
$425
$585
$615
$654
2009
2010
2011
2012
2013


Market Share % by Basin (4th Qtr 2013)1
Market Share % (rigs)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
10%
15%
19%
33%
45%
10%
25%
18%
9%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian
Utica

- Serves most North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 13% share of total U.S. market in the fourth quarter 2013
- December 2012 acquisition of Alliance Drilling Fluids expanded presence in Permian and Eagle Ford

(1) Source: Company estimates

Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Italy, Romania,Tunisia, Libya
- **Near-Term Growth Markets**
  - India, Kuwait, Kurdistan, Georgia, Hungary
- **Recent contract awards in Black Sea, Kuwait and India to start in 2014**





EMEA Revenues
Revenues ($ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$137
2009
2010
2011
2012
2013

Fluids Systems – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Pursuing growth with IOC's and selectively expanding work with Petrobras
- Expanding beyond Brazil



Latin America Revenues
Revenues ($ millions)
$0
$20
$40
$60
$80
$100
$120
$25
$61
$76
$87
$99
2009
2010
2011
2012
2013



Anadarko Petroleum Corporation
MAERSK
BR PETROBRAS
Statoil
ALVORADA PETRÓLEO
TOTAL
ExxonMobil
STARFISH OIL & GAS
NEWPARK

Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Two year offshore contract with Santos began in mid-2012
- Looking to further penetrate market with Evolution System



Asia Pacific Revenues
Revenues ($ millions)
$50
$40
$30
$20
$10
$0
$25
$42
$36
2011*
2012
2013

*Business acquired in April 2011



Santos
We have the energy.
Drillsearch
origin
QGC
MIGHTY RIVER POWER
TAG Oil
contact
NEW ZEALAND ENERGY CORP.

NEWPARK

Evolution Technology

- **Evolution system continues to demonstrate superior drilling performance**
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures
  - Increased ROP

- **Published technical papers co-authored with Occidental and ENI in 2013**

- **Patent covering Evolution System issued in the fourth quarter 2013**

- **System roll-out expanding into international markets**


MERITORIOUS
AWARD
ENGINEERING
INNOVATION


WORLD OIL AWARDS
Winner


Evolution Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
$120
2010
2011
2012
2013

NEWPARK

Deepwater Market Opportunity – Building on Brazil Success


45
Europe
1
38
North America
41
Africa
1
Middle East
30
Asia
10
Australia
35
68
South America
15%
36
233
Total
Newpark
Active Deepwater Rigs

Source: Rigzone and current Company estimates

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of DURA-BASE composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DURA-BASE composite mats and rentals**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
  - Rental business expanding beyond the U.S. following December 2013 acquisition in U.K.
- **$40M Manufacturing expansion project underway**
  - Capacity expansion to open up new market opportunities



Total Segment Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$116
2009
2010
2011
2012
2013



Revenues by Type
Mat Sales
Rental and Services
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$12
$25
$23
$46
$42
$68
$63
$59
$45
$71
2009
2010
2011
2012
2013

Building upon the DURA-BASE Technology Driver

- **One of the most durable large scale composite mats in the world**
  - **Size: 8 ft X 14 ft, Weighs: approximately 1,000 lbs**
- **Multiple patents issued and pending**
- ***FOUNDATION*** **from which we are launching new products**
  - Spill Containment and others
- **Capable of being deployed in various market segments**
- **Improves Operational Efficiency**
- **Established Brand Recognition**
- **Proven Track Record of Performance**


DURA-BASE®
ADVANCED-COMPOSITE MAT SYSTEM

NEWPARK

DURA-BASE Spill Containment System

- Enhancement of the DURA-BASE technology introduces sealing technology to contain spills on the mat surface
- Applications include drilling and completions phase
- Field Testing on-going with formal launch expected in 2014





NEWPARK

Financial Summary – Q1 2012 to Q4 2013


Revenue and EBITDA*
New data excluding Environmental Services
Revenue (left)
EBITDA (right)
Revenue ($ millions)
$275
$250
$225
$200
$175
$150
$40
$35
$30
$25
EBITDA
1Q12
2Q12
3Q12
4Q12
Q1 13
Q2 13
Q3 13
Q4 13
*Reflect reported operating income plus depreciation and amortization expense


Debt to Capitalization
($ millions)
$300
$250
$200
$150
$100
$50
$0
40.0%
35.0%
30.0%
25.0%
20.0%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Total Debt (left)
Debt to Capital (right)

- **Driving revenue and EBITDA growth despite lower US rig counts**
- **Actions continue to drive operational efficiency and improve cost structure**
- **Utilize share repurchase programs to help maintain capital structure**
  - **Executed $67 million of share re-purchases since 2012**
- **Environmental business sale proceeds estimated at $70 million, after-taxes**

NEWPARK

Outlook

U.S. Drilling Rigs by Type*



80%
70%
60%
50%
40%
30%
20%
10%
0%
Horizontal
Vertical
Directional
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14

Oil vs Gas Rig Mix*



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14

* Source: Baker Hughes

- **North America shift towards oil rich plays has stabilized**
  - Recent increase in natural gas price provides upside potential
- **Increase in unconventional drilling is a favorable trend**
  - Evolution
  - Spill Containment
- **International outlook remains strong despite continued uncertainty in North Africa**
- **Deepwater trend improving in Gulf of Mexico**

NEWPARK

APPENDIX

Consolidated Statements of Operations
(Includes Environmental Service business)

(Unaudited)	Three Months Ended			Twelve Months Ended	
(In thousands, except per share data)	December 31, 2013	September 30, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Revenues	$ 262,509	$ 285,708	$ 270,328	$ 1,107,357	$ 1,038,019
Cost of revenues	214,313	230,206	219,817	900,169	846,529
Selling, general and administrative expenses	25,253	25,433	24,217	99,530	86,352
Other operating income, net	(3,688)	(232)	43	(4,560)	(759)
Operating income	26,631	30,301	26,251	112,218	105,897
Foreign currency exchange loss	736	975	333	1,818	749
Interest expense, net	3,229	2,728	2,403	11,279	9,740
Income from operations before income taxes	22,666	26,598	23,515	99,121	95,408
Provision for income taxes	9,142	7,838	12,322	33,798	35,376
Net income	$ 13,524	$ 18,760	$ 11,193	$ 65,323	$ 60,032
Income per common share -basic:	$ 0.16	$ 0.22	$ 0.13	$ 0.77	$ 0.69
Income per common share -diluted:	$ 0.14	$ 0.20	$ 0.12	$ 0.69	$ 0.62

NEWPARK

Operating Segment Results
(Includes Environmental Services business)

(Unaudited)	Three Months Ended		
(In thousands)	December 31, 2013	September 30, 2013	December 31, 2012
Revenues			
Fluids systems	$ 212,069	$ 233,020	$ 229,329
Mats and integrated services	34,856	35,112	26,612
Environmental services	15,584	17,576	14,387
Total revenues	$ 262,509	$ 285,708	$ 270,328
Operating income (loss)			
Fluids systems	$ 15,158	$ 17,140	$ 17,714
Mats and integrated services	15,228	15,345	10,845
Environmental services	4,288	4,656	3,444
Corporate office	(8,043)	(6,840)	(5,752)
Total operating income	$ 26,631	$ 30,301	$ 26,251
Segment operating margin			
Fluids systems	7.1%	7.4%	7.7%
Mats and integrated services	43.7%	43.7%	40.8%
Environmental services	27.5%	26.5%	23.9%

NEWPARK

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share data)	December 31, 2013	December 31, 2012
ASSETS		
Cash and cash equivalents	$ 65,840	$ 46,846
Receivables, net	280,445	323,439
Inventories	189,680	209,734
Deferred tax asset	11,874	11,596
Prepaid expenses and other current assets	11,601	12,441
Total current assets	559,440	604,056
Property, plant and equipment, net	279,342	253,990
Goodwill	94,064	87,388
Other intangible assets, net	29,244	41,018
Other assets	6,327	8,089
Total assets	$ 968,417	$ 994,541
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 12,867	$ 2,599
Accounts payable	93,001	114,377
Accrued liabilities	47,884	42,620
Total current liabilities	153,752	159,596
Long-term debt, less current portion	172,786	256,832
Deferred tax liability	39,509	46,348
Other noncurrent liabilities	21,316	18,187
Total liabilities	387,363	480,963
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 98,030,839 and 95,733,677 shares issued, respectively	980	957
Paid-in capital	504,675	484,962
Accumulated other comprehensive loss	(9,484)	(734)
Retained earnings	160,338	95,015
Treasury stock, at cost; 10,832,845 and 10,115,951 shares, respectively	(75,455)	(66,622)
Total stockholders' equity	581,054	513,578
Total liabilities and stockholders' equity	$ 968,417	$ 994,541

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Year Ended December 31,	
(In thousands)	2013	2012
Cash flows from operating activities:		
Net income	$ 65,323	$ 60,032
Adjustments to reconcile net income to net cash provided by operations:		
Impairment charges	176	443
Depreciation and amortization	44,198	32,821
Stock-based compensation expense	9,699	7,103
Provision for deferred income taxes	(7,832)	1,358
Net provision for doubtful accounts	416	1,709
(Gain) loss on sale of assets	(3,178)	724
Excess tax benefit from stock-based compensation	(2,146)	-
Change in assets and liabilities:		
Decrease in receivables	32,172	23,565
Decrease (increase) in inventories	16,431	(28,758)
Decrease (increase) in other assets	4,574	(641)
(Decrease) increase in accounts payable	(17,733)	13,702
Increase (decrease) in accrued liabilities and other	9,803	(1,813)
Net cash provided by operating activities	151,903	110,245
Cash flows from investing activities:		
Capital expenditures	(67,929)	(43,955)
Proceeds from sale of property, plant and equipment	1,313	863
Proceeds from sale of a business	13,329	-
Business acquisitions, net of cash acquired	(6,776)	(53,075)
Net cash used in investing activities	(60,063)	(96,167)
Cash flows from financing activities:		
Borrowings on lines of credit	254,390	364,426
Payments on lines of credit	(328,086)	(296,944)
Other financing activities	(25)	(40)
Proceeds from employee stock plans	8,328	1,059
Post-closing payment for business acquisition	-	(11,892)
Excess tax benefit from stock-based compensation	2,146	-
Purchase of treasury stock	(9,281)	(50,756)
Net cash (used in) provided by financing activities	(72,528)	5,853
Effect of exchange rate changes on cash	(318)	1,668
Net increase in cash and cash equivalents	18,994	21,599
Cash and cash equivalents at beginning of year	46,846	25,247
Cash and cash equivalents at end of year	$ 65,840	$ 46,846

NEWPARK

Experienced Leadership

- **Paul Howes** President & CEO
- **Gregg Piontek** VP & CFO
- **Mark Airola** SVP, GC & Admin Officer
- **Lee Ann Kendrick** VP, Human Resources
- **Bruce Smith** President *Fluids Systems*
- **Jeff Juergens** President *Mats & Integrated Services & Environmental Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

Management Biographies

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

NEWPARK